UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

On December 19, 2023 (the “Escrow Funding Date”), GN Loanco, LLC (“Escrow Borrower”), a Delaware limited liability company and wholly owned subsidiary of Omni Newco, LLC (“Omni”), entered into a credit agreement (the “Credit Agreement”) with Citibank, N.A., as administrative agent and collateral agent (in such capacities, the “Credit Agreement Agent”) and as initial term loan lender. Pursuant to the Credit Agreement, Escrow Borrower obtained senior secured term B loans in an aggregate principal amount of $1,125,000,000 (the “New Term Loans”). In connection with the Credit Agreement, Forward Air Corporation (“Forward”) and Escrow Borrower also entered into an escrow agreement (the “Escrow Agreement”) with U.S. Bank National Association, as escrow agent (the “Escrow Agent”), and the Credit Agreement Agent pursuant to which Escrow Borrower caused the proceeds of the New Term Loans to be deposited into an escrow account (the “Escrow Account”) and Forward deposited additional funds required to be deposited therein in respect of upcoming interest to accrue on the New Term Loans. On the first day of each interest period that begins after the Escrow Funding Date, starting with the interest period that will begin on December 29, 2023, Forward is required under the terms of the Escrow Agreement to deposit (or cause to be deposited) additional amounts into the Escrow Account in respect of upcoming interest to accrue on the New Term Loans unless the Escrow Release Date or a Special Mandatory Prepayment (each as defined below) has occurred prior to such date. The Credit Agreement and the Escrow Agreement were entered into in connection with the agreement and plan of merger (the “Merger Agreement”; the previously announced transaction between Forward and Omni described in the Merger Agreement, the “potential transaction”), dated as of August 10, 2023, by and among Forward, Clue Opco LLC, a Delaware limited liability company (“Opco”), Omni and certain other parties.

If all of the conditions precedent to the release of the proceeds of the New Term Loans from the Escrow Account, including the consummation of the potential transaction, are satisfied or waived (the date of such satisfaction or waiver, if the same were to occur, the “Escrow Release Date”), Escrow Borrower will be merged with and into Opco, with Opco surviving such merger and assuming the obligations of Escrow Borrower under the Credit Agreement (the “Escrow Merger”), the proceeds of the New Term Loans and all other amounts then held in the Escrow Account will be released to Opco, and Opco will use such proceeds (or cause such proceeds to be used) to finance a portion of the cash consideration payable under the Merger Agreement and to refinance certain existing indebtedness of Forward and Omni. As previously disclosed, the potential transaction is subject to ongoing legal proceedings in the Third District Chancery Court sitting in Greeneville, Tennessee and in the Court of Chancery in the State of Delaware.

If the potential transaction is not consummated on or prior to February 12, 2024 (the “Escrow Outside Date”), or if, prior to such date, (i) Forward notifies the Escrow Agent that the Merger Agreement has been terminated in accordance with its terms or (ii) Forward issues a press release indicating that the potential transaction will not be consummated on or prior to the Escrow Outside Date (or at all), then, in each case, Escrow Borrower will be required to prepay the New Term Loans at the special mandatory prepayment price equal to (x) 100% of the aggregate principal amount of the New Term Loans, minus (y) all upfront fees and original issue discount paid in respect of the New Term Loans, plus (z) accrued and unpaid interest to, but excluding, the date of such prepayment (such prepayment, a “Special Mandatory Prepayment”).

The New Term Loans will mature on December 19, 2030. The New Term Loans bear interest based, at Escrow Borrower’s election, on (i) a secured overnight financing rate (“Term SOFR”) plus an applicable margin or (ii) the base rate plus an applicable margin. The base rate is equal the highest of the following: (x) the prime rate, (y) 0.50% above the overnight federal funds rate and (z) the one-month Term SOFR plus 1.00%. On the Escrow Funding Date, the applicable margin for Term SOFR loans was 4.50% and the applicable margin for base rate loans was 3.50%. If the Escrow Release Date and the Escrow Merger occur, the New Term Loans will be subject to customary amortization of 1.00% per year.

If the Escrow Release Date and the Escrow Merger occur, Opco’s obligations under the Credit Agreement (i) will be guaranteed, jointly and severally, fully and unconditionally, on a senior secured basis, by Forward and each of Opco’s existing and future domestic subsidiaries (subject to customary exceptions) and (ii) will be secured by a lien on substantially all assets of Opco and the guarantors (subject to customary exceptions, and subject to (x) a shared lien of equal priority with Opco’s and the guarantors’ obligations under the indenture governing Opco’s 9.50% senior secured notes due 2031 and (y) other prior ranking liens permitted by such indenture and the Credit Agreement).

The Credit Agreement prohibits Escrow Borrower from engaging in material business activities or entering into material transactions or agreements other than in respect of its obligations under the Credit Agreement and the Escrow Agreement. The Credit Agreement also includes a customary financial covenant that, if the Escrow Release Date and the Escrow Merger occur, will require Opco and its restricted subsidiaries to comply with a maximum first lien net leverage ratio from and after the first full fiscal quarter to end after the Escrow Release Date. The Credit Agreement also includes customary affirmative and negative covenants, including negative covenants that, if the Escrow Release Date and the Escrow Merger occur, will, among other things, restrict Opco and its restricted subsidiaries’ ability to incur additional indebtedness, create liens on, sell or otherwise dispose of assets, engage in certain fundamental corporate changes, make certain investments or material acquisitions, repurchase common stock, pay dividends or make similar distributions on capital stock, repay certain indebtedness, engage in certain affiliate transactions and enter into agreements that restrict the ability of subsidiaries to pay dividends or make loans. The Credit Agreement also contains customary events of default, including, among other things, payment default, cross default, judgment default and certain provisions related to bankruptcy events, subject to cure and grace periods in certain cases.

Cautionary Note on Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, potential transaction, the expected timetable for completing the potential transaction, the benefits and expected cost and revenue synergies of the potential transaction (including the timing for realizing any such synergies and the conversion of revenue synergies to adjusted EBITDA) and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels (including the achievement of targeted deleveraging within the expected time frames or at all), investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

•the ability of the parties to consummate the potential transaction in a timely manner or at all;

•the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement;

•the outcome of any legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the potential transaction;

•the satisfaction or waiver of the conditions to the completion of the potential transaction, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to Forward;

•the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the potential transaction, including the realization of expected revenue and cost synergies, the conversion of revenue synergies to adjusted EBITDA and the achievement of deleveraging targets, within the expected time-frames or at all;

•the risk that the New Term Loans and other committed financing necessary for the consummation of the potential transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

•the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

•the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the potential transaction;

•the risk that, if Forward does not obtain the necessary shareholder approval for the conversion of the perpetual non-voting convertible preferred stock, Forward will be required to pay an annual dividend on such outstanding preferred stock;

•the risks associated with being a holding company with the only material assets after completion of the potential transaction being the interest in the combined business and, accordingly, dependency upon distributions from the combined business to pay taxes and other expenses;

•the requirement for Forward to pay to certain shareholders of Omni certain tax benefits that it may claim in the future, and the expected materiality of these amounts;

•risks associated with organizational structure, including payment obligations under the tax receivable agreement, which may be significant, and any accelerations or significant increases thereto;

•the inability to realize all or a portion of the tax benefits that are currently expected to result from the acquisition of certain corporate owners of Omni, certain pre-existing tax attributes of Omni owners and tax attributes that may arise on the distribution of cash to other Omni owners in connection with the potential transaction, as well as the future exchanges of units of Forward’s operating subsidiary and payments made under the tax receivables agreement;

•increases in interest rates;

•changes in Forward’s credit ratings and outlook;

•risks relating to the indebtedness Forward expects to incur in connection with the potential transaction and the need to generate sufficient cash flows to service and repay such debt;

•the ability to generate the significant amount of cash needed to service the indebtedness;

•the limitations and restrictions in surviving agreements governing indebtedness;

•risks associated with the need to obtain additional financing which may not be available on favorable terms or at all; and

•general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K (as supplemented hereby), and as may be identified in Forward’s Quarterly Reports on Form 10-Q and current reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: December 19, 2023	By:	/s/ Thomas Schmitt
Thomas Schmitt President and Chief Executive Officer